SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2003

PANAMERICAN BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-22911	65-032364

(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3475 Sheridan Street, Hollywood, Florida 33021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (954) 985-3900

(Former name or former address, if changed since last report)

     ITEM 6. Resignation of Registrant’s Directors. On March 17, 2003, Martin Stein resigned as a Director of the Company. The Company is aware of no disagreements between Mr. Stein and the Company. Mr. Stein has advised the Company that he has determined to devote more time to traveling and charitable ventures.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMERICAN BANCORP

By: /s/ MICHAEL E. GOLDEN

Its: President and Chief Executive Officer
Dated: March 18, 2002

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